Exhibit 10.12

SECOND SUPPLEMENTAL INDENTURE

Second Supplemental Indenture (this “Supplemental Indenture”), dated as of June 2, 2021, among Organon LLC, a Delaware limited liability company, Organon Global Inc., a Delaware corporation, Organon Trade LLC, a Delaware limited liability company, Organon Pharma Holdings LLC, a Delaware limited liability company, Organon USA LLC, a New Jersey limited liability company, Organon Canada Holdings LLC, a Delaware limited liability company (each a “Guaranteeing Subsidiary”), each a subsidiary of Organon & Co., a Delaware corporation (the “Issuer”), the Issuer, Organon Foreign Debt Co-Issuer B.V., a Dutch private limited company (besloten vennootschap met beperkte aansprakelijkheid) registered with the trade register of the Dutch Chamber of Commerce under trade register number 82563098 (the “Co-Issuer”), and U.S. Bank National Association, as trustee (the “Trustee”) and collateral agent (the “Collateral Agent”).

W I T N E S E T H

WHEREAS, each of the Issuers has heretofore executed and delivered to the Trustee that certain First Supplemental Indenture, dated as of June 2, 2021, pursuant to which each such Issuer assumed all obligations, as issuer and co-issuer, respectively, under that certain Indenture (as supplemented, the “Indenture”), dated as of April 22, 2021, providing for the issuance of an unlimited aggregate principal amount of 4.125% Senior Secured Notes due 2028 (the “Notes”);

WHEREAS, the Indenture provides that under certain circumstances, including to effect the Assumption in connection with the consummation of the Transactions, each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which such Guaranteeing Subsidiary shall unconditionally guarantee all of the Issuers’ Obligations under the Notes and the Indenture on the terms and conditions set forth herein and under the Indenture (the “Guarantee”); and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee and the Collateral Agent are authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2) Agreement to Guarantee. Each Guaranteeing Subsidiary hereby agrees, jointly and severally with all existing Guarantors (if any), to unconditionally guarantee the Issuers’ obligations under the Notes, the Indenture and the Collateral Documents on the terms and subject to the conditions and limitations set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture and the Notes and to perform all of the obligations and agreements of a Guarantor under the Indenture.

(3) No Recourse Against Others. No director, officer, employee, incorporator, member or stockholder of any Guaranteeing Subsidiary shall have any liability for any obligations of the Issuers or the Guarantors (including any Guaranteeing Subsidiary) under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(4) Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF TO THE EXTENT THE LAW OF ANOTHER JURISDICTION WOULD BE APPLIED THEREBY.

(5) Submission to Jurisdiction. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any New York State or federal court sitting in the Borough of Manhattan, The City of New York, over any suit, action or proceeding arising out of or relating to this Supplemental Indenture. To the fullest extent permitted by applicable law, each party hereto irrevocably waives and agrees not to assert, by way of motion, as a defence or otherwise, any claim that it is not subject to the jurisdiction of any such court, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(6) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Supplemental Indenture or in any amendment or other modification hereof (including supplements, waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

(7) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(8) The Trustee and the Collateral Agent. The Trustee and the Collateral Agent shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made only by each Guaranteeing Subsidiary, severally.

(9) Incorporation into the Indenture. All provisions of this Supplemental Indenture shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as supplemented by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Supplemental Indenture may refer to the Indenture without making specific reference to this Supplemental Indenture, but nevertheless all such references shall include this Supplemental Indenture unless the context requires otherwise.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

ORGANON LLC

By:	/s/ Joseph Promo
	Name:	Joseph Promo
	Title:	Treasurer

ORGANON GLOBAL INC.

By:	/s/ Joseph Promo
	Name:	Joseph Promo
	Title:	Treasurer

ORGANON TRADE LLC

By:	/s/ Joseph Promo
	Name:	Joseph Promo
	Title:	Treasurer

ORGANON PHARMA HOLDINGS LLC

By:	/s/ Joseph Promo
	Name:	Joseph Promo
	Title:	Treasurer

ORGANON USA LLC

By:	/s/ Joseph Promo
	Name:	Joseph Promo
	Title:	Treasurer

ORGANON CANADA HOLDINGS LLC

By:	/s/ Joseph Promo
	Name:	Joseph Promo
	Title:	Treasurer

[Signature Page to Second Supplemental Indenture (4.125% Senior Secured Notes due 2028)]

ORGANON & CO., as Issuer

By:	/s/ Joseph Promo
	Name:	Joseph Promo
	Title:	Vice President and Corporate Treasurer

[Signature Page to Second Supplemental Indenture (4.125% Senior Secured Notes due 2028)]

ORGANON FOREIGN DEBT CO-ISSUER B.V., as Co-Issuer

By:	/s/ Linda van Erp
	Name:	Linda van Erp
	Title:	Director

[Signature Page to Second Supplemental Indenture (4.125% Senior Secured Notes due 2028)]

U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Laurel Casasanta
	Name:	Laurel Casasanta
	Title:	Vice President

ORGANON FOREIGN DEBT CO-ISSUER B.V., as Co-Issuer

By:	/s/ Laurel Casasanta
	Name:	Laurel Casasanta
	Title:	Vice President

[Signature Page to Second Supplemental Indenture (4.125% Senior Secured Notes due 2028)]